UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 30, 2020
PQ Group Holdings Inc.

Commission File Number: 001-38221

Delaware		81-3406833
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

300 Lindenwood Drive
Malvern,	Pennsylvania	19355
(Address of principal executive offices)		(Zip Code)

(610)	651-4400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	PQG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2020, PQ Group Holdings Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted to approve an amendment and restatement (the “Amended 2017 Plan”) of the Company’s 2017 Omnibus Incentive Plan (the “2017 Plan”). The Amended 2017 Plan included certain changes to the 2017 Plan, including (i) amending the 2017 Plan to increase the number of shares available under it by an additional 9,000,000 shares and (ii) amending the 2017 Plan to include more limited share recycling provisions, resulting in fewer shares recycled in the future.

The foregoing summary of the Amended 2017 Plan is qualified in its entirety by reference to the full text of the Amended 2017 Plan, which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Set forth below are the final voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting. For more information about the proposals, please see the Company’s Proxy Statement.

Proposal One: Each of the three Class III director nominees was elected to serve on the Company’s board of directors for a term of three years. The results of the vote were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Martin Craighead	114,015,051	12,442,166	—
Andrew Currie	112,746,641	13,710,576	—
Timothy Walsh	123,990,636	2,466,581	—

Proposal Two: The stockholders approved, on an advisory basis, the compensation paid by the Company to its named executive officers (the “say-on-pay proposal”). The results of the advisory vote were as follows:

For	Against	Abstain	Broker Non-Votes
125,753,622	517,535	186,060	—

Proposal Three: The appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2020 was ratified. The results of the vote were as follows:

For	Against	Abstain
126,228,797	225,645	2,775

Proposal three was a routine matter and, therefore, there were no broker non-votes relating to this proposal.

Proposal Four: The PQ Group Holdings Inc. 2017 Omnibus Incentive Plan, as Amended and Restated, was approved. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
125,346,456	1,089,058	21,703	—

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
10.1	PQ Group Holdings Inc. 2017 Omnibus Incentive Plan, as Amended and Restated
104	The cover page from this Current Report on Form 8-K of PQ Group Holdings Inc., formatted in Inline XBRL and included as Exhibit 101

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PQ GROUP HOLDINGS INC.

Date:	May 5, 2020	By:	/s/ Joseph S. Koscinski
		Name:	Joseph S. Koscinski
		Title:	Vice President, Secretary and General Counsel